UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2010 (May 7, 2010)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[    ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]          Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Company’s 2010 Annual Meeting of Shareholders, Roger G. Ackerman resigned as a director of The Brink’s Company (the “Company”), after having previously notified the Company of his intent to resign.  The information set forth in the second paragraph of Item 5.02 of the Company’s Current Report on Form 8-K filed on November 13, 2009 is hereby incorporated by reference.

On May 7, 2010, Paul G. Boynton was appointed to each of the Audit and Ethics Committee and Finance Committee of the Board of Directors (the “Board”), effective July 8, 2010.  The Board has affirmatively determined that Mr. Boynton meets the heightened independence standards for audit committee members under the Securities and Exchange Commission and New York Stock Exchange rules and regulations and that he is financially literate.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2010, the Board approved an amendment to Article V of the Bylaws of the Company to decrease the number of persons serving on the Board from eleven to nine.  The amended and restated Bylaws are filed as Exhibit 3(ii) hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2010, the Company held its Annual Meeting of Shareholders.  At the Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved the amendment and restatement of the Key Employees’ Deferred Compensation Program, (iii) approved the material terms of the performance goals under the Management Performance Improvement Plan, (iv) approved the material terms of the performance goals under the 2005 Equity Incentive Plan and (v) approved the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2010.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes

Paul G. Boynton	39,653,963	1,043,187	3,513,699

Murray D. Martin	40,212,966	484,184	3,513,699

Ronald L. Turner	35,314,155	5,382,995	3,513,699

Proposal 2 – Approval of the amendment and restatement of the Key Employees’ Deferred Compensation Program

For	Against	Abstain	Broker Non-Votes

38,964,021	825,569	907,557	3,513,702

Proposal 3 – Approval of the material terms of the performance goals under the Management Performance Improvement Plan

For	Against	Abstain	Broker Non-Votes

39,254,561	4,037,835	918,453	0

Proposal 4 – Approval of the material terms of the performance goals under the 2005 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes

37,475,000	5,809,619	926,230	0

Proposal 5 – Approval of the selection of KPMG LLP as the independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the year 2010

For	Against	Abstain	Broker Non-Votes

43,797,715	403,906	9,228	0

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective May 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 11, 2010	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective May 7, 2010.